UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 January 5, 2006
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                Date of Report (Date of earliest event reported)

                                  NESTOR, INC.
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              Exact name of registrant as specified in its charter)

                                    Delaware
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                  State or other jurisdiction of incorporation)

            0-12965                                   13-3163744
   --------------------------           --------------------------------------
    (Commission file number)             (IRS employer identification number)

                         42 ORIENTAL STREET; THIRD FLOOR
                         PROVIDENCE, RHODE ISLAND 02908
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                    (Address of principal executive offices)

                                 (401) 274-5658
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On January 5, 2006, Harold A. Joannidi, the Registrant's principal financial officer and principal accounting officer, was terminated.

(c) On January 5, 2006, Nigel P. Hebborn, Executive Vice President of the Registrant ("Nestor"), was appointed principal financial officer and principal accounting officer of Nestor. Mr. Hebborn has been employed by Nestor since 1996. From 1996 until March 2003, Mr. Hebborn served as Chief Financial Officer of the Registrant, from March 2003 until March 2004 he served as Chief Operating Officer of Nestor and since March 2004, he has served as Executive Vice
President of the Registrant. Mr. Hebborn, 47, now serves as Executive Vice President, Treasurer and Chief Financial Officer of the Registrant and as
President, Treasurer and Chief Financial Officer of the Registrant's wholly owned subsidiary, Nestor Traffic Systems, Inc. ("NTS").

The material terms of the employment agreement between Nestor and Mr. Hebborn are disclosed in Nestor's Current Report on Form 8-K filed on October 18, 2004, which is incorporated by reference herein.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NESTOR, INC.
                                       (Registrant)



                                      By: /s/ Nigel P. Hebborn
                                         ---------------------------------------
                                         Nigel P. Hebborn
                                         Executive Vice President, Treasurer and
                                         Chief Financial Officer

Dated:     January 10, 2006